SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2002

CROWN AMERICAN REALTY TRUST
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12216 25-1713733

(Commission File Number) (IRS Employer Identification No.)

Pasquerilla Plaza, Johnstown, Pennsylvania, 15901
(Address of Principal Executive Offices)

(814)-536-4441
(Registrant's Telephone Number Including Area Code)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

This Form 8-K/A Amendment No. 1 is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K dated November 19, 2002 filed by the registrant on December 2, 2002 regarding the acquisitions of Valley View Mall on September 23, 2002 and Wiregrass Commons Mall on November 19, 2002.
(a)	Financial Statements of Properties Acquired

Valley View Mall

Report of Independent Auditors	F-1

Statements of Revenues and Certain Expenses for the nine month period ended	F-2
September 30, 2002 (unaudited) and for the year ended December 31, 2001

Notes to Statements of Revenues and Certain Expenses	F-3

Wiregrass Commons Mall

Report of Independent Auditors	F-4

Statements of Revenues and Certain Expenses for the nine month period ended	F-5
September 30, 2002 (unaudited) and for the year ended December 31, 2001

Notes to Statements of Revenues and Certain Expenses	F-6

(b)	Pro Forma Financial Information (Unaudited)
Crown American Realty Trust

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002	F-7

Pro Forma Condensed Consolidated Statements of Operations for the Nine	F-9
Month Period ended September 30, 2002
and the Year Ended December 31, 2001

Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and	F-14
Operating Funds Available for the year ended
December 31, 2001

Report of Independent Auditors

To the Board of Trustees of

Crown American Realty Trust

We have audited the accompanying Statement of Revenues and Certain Expenses of Valley View Mall (the Property) for the year ended December 31, 2001. This Statement of Revenues and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Crown American Realty Trust's Form 8-K and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Valley View Mall for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

McLean, Virginia

January 27, 2003




STATEMENTS OF REVENUES AND CERTAIN EXPENSES
VALLEY VIEW MALL
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND FOR THE YEAR ENDED DECEMBER 31, 2001
(DOLLARS IN THOUSANDS)

	Nine Months
	Ended	Year Ended
Revenues:	September 30, 2002	December 31, 2001
	(Unaudited)

Minimum Rents	$4,088	$5,237
Percentage Rents	20	85
Temporary and Promotional Leasing	164	309
Cost Recovery Income From Tenants	2,311	2,919
Miscellaneous Income	109	39
	6,692	8,589

Certain Expenses:

Operating and Maintenance	1,236	1,549
Real Estate Taxes and Ground Rent	1,055	1,387
Other Expenses	349	513
	2,640	3,449

Revenues in Excess of Certain Expenses	$4,052	$5,140

Note: The above Statements of Revenues and Certain Expenses exclude various items of income and expense that are unique to the previous owners and would not be consistent with the current owner's organizational structure. Examples are interest income and interest expense, depreciation/amortization expenses, and management fees.

See accompanying notes to Statements of Revenues and Certain Expenses.



NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

  OPERATION AND ACQUISITION OF PROPERTIES

  The accompanying statements of revenues and certain expenses relate to operations of Valley View Mall located in LaCrosse, Wisconsin, (the "Property") which was acquired in 2002, as explained in more detail below.

  On September 23, 2002, Crown American Realty Trust (the "Company"), through its subsidiaries, completed the acquisition of Valley View Mall, an enclosed regional shopping mall located in LaCrosse, Wisconsin, from The Equitable Life Assurance Society of the United States. The purchase price, excluding closing costs and expenses, was $49.92 million and was financed by a $37.0 million seven-year fixed rate mortgage loan from Morgan Stanley Dean Witter Mortgage Capital, Inc., bearing interest at 6.15%, with the balance funded from the Company's line of credit. The transaction was consummated pursuant to a Purchase and Sale Agreement dated July 22, 2002. The purchase price was arrived at by negotiation among the parties.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying statements are not representative of the actual operations for the periods presented because certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operation of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of interest, depreciation of building and improvements, amortization of deferred costs, income taxes and other general and administrative costs not directly related to the future operations of the Property.

Use of Estimates

The preparation of these statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

Income Recognition

Minimum rents are recognized using the straight-line basis. Percentage rent revenues are considered earned when tenant's sales exceed the minimum annual sales volume required for percentage rent under terms of the lease agreement. Cost recovery income is recognized on the accrual basis and is governed by the specific language contained in the underlying leases with each tenant.

Unaudited Financial Information

The interim financial data for the nine month period ended September 30, 2002 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

Report of Independent Auditors

To the Board of Trustees of

Crown American Realty Trust

We have audited the accompanying Statement of Revenues and Certain Expenses of Wiregrass Commons Mall (the Property) for the year ended December 31, 2001. This Statement of Revenues and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Crown American Realty Trust's Form 8-K and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of Wiregrass Commons Mall for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

McLean, Virginia

January 27, 2003




STATEMENTS OF REVENUES AND CERTAIN EXPENSES
WIREGRASS COMMONS MALL
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND FOR THE YEAR ENDED DECEMBER 31, 2001
(DOLLARS IN THOUSANDS)

	Nine Months
	Ended	Year Ended
Revenues:	September 30, 2002	December 31, 2001
	(Unaudited)

Minimum Rents	$2,907	$3,852
Percentage Rents	6	77
Temporary and Promotional Leasing	157	366
Cost Recovery Income From Tenants	1,456	1,909
Miscellaneous Income	97	106
	4,623	6,310

Certain Expenses:

Operating and Maintenance	1,188	1,632
Real Estate Taxes and Ground Rent	291	377
Other Expenses	234	180
	1,713	2,189

Revenues in Excess of Certain Expenses	$2,910	$4,121

Note: The above Statements of Revenues and Certain Expenses exclude various items of income and expense that are unique to the previous owners and would not be consistent with the current owner's organizational structure. Examples are interest income and interest expense, depreciation/amortization expenses, and management fees.

See accompanying notes to Statements of Revenues and Certain Expenses.



NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1. OPERATION AND ACQUISITION OF PROPERTIES

The accompanying statements of revenues and certain expenses relate to operations of Wiregrass Commons Mall located in Dothan, Alabama, (the "Property") which was acquired in 2002, as explained in more detail below.

On November 19, 2002, Crown American Realty Trust (the "Company"), through its subsidiaries, completed the acquisition of the Wiregrass Commons Mall, an enclosed regional shopping mall located in Dothan, Alabama, from Metropolitan Life Insurance Company. The purchase also included 60 acres of adjacent vacant land. The purchase price, excluding closing costs and expenses, was $40.25 million and was financed by a $30.0 million floating rate mortgage loan from South Trust Bank bearing interest at LIBOR plus 2.00%, with the balance funded from cash and from the Company's line of credit. The transaction was consummated pursuant to a Purchase and Sale Agreement, entered into on September 11, 2002. The purchase price was arrived at by negotiation among the parties.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying statements are not representative of the actual operations for the periods presented because certain revenues and expenses, which may not be comparable to the Revenues and expenses to be earned or incurred by the Company in the future operation of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of interest, depreciation of building and improvements, amortization of deferred costs, income taxes and other general and administrative costs not directly related to the future operations of the Property.

Use of Estimates

The preparation of these statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from these estimates.

Income Recognition

Minimum rents are recognized using the straight-line basis. Percentage rent revenues are considered earned when tenant's sales exceed the minimum annual sales volume required for percentage rent under terms of the lease agreement. Cost recovery income is recognized on the accrual basis and is governed by the specific language contained in the underlying leases with each tenant.

Unaudited Financial Information

The interim financial data for the nine month period ended September 30, 2002 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

CROWN AMERICAN REALTY TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2002

(UNAUDITED)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Wiregrass Commons Mall acquired on November 19, 2002 had occurred as of September 30, 2002. Valley View Mall is presented in the Company Historical column since it was acquired prior to September 30, 2002. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statements of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Crown American Realty Trust Forms 10-K and 10-Q for the year ended December 31, 2001 and the nine month period ended September 30, 2002, respectively.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at September 30, 2002, nor does it purport to represent the future financial position of the Company.




CROWN AMERICAN REALTY TRUST
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2002
(DOLLARS IN THOUSANDS)
(UNAUDITED)

	Company	Pro Forma	Company
	Historical	Adjustments	Pro Forma
		(A)

Assets

Net Real Estate Assets	$782,650	$40,448	$823,098
Other Assets	60,592	(5,395)	55,197
	$843,242	$35,053	$878,295

Liabilities and Shareholders' Equity

Liabilities:
Debt on income-producing properties	$724,177	$34,500	$758,677
Other liabilities	30,468	553	31,021
	754,645	35,053	789,698

Shareholders' Equity:
Senior preferred shares	25	-	25
Common shares	335	-	335
Additional paid-in capital	366,916	-	366,916
Accumulated deficit	(262,669)	-	(262,669)
	104,607	-	104,607
Less common shares held in treasury	(14,652)	-	(14,652)
Less preferred shares held in treasury	(929)	-	(929)
Accumulated other comprehensive loss	(429)	-	(429)
	88,597	-	88,597
	$843,242	$35,053	$878,295

(A) Reflects the Property acquired on November 19, 2002 as if the acquisition had occurred as of September 30, 2002.
The acquisition including closing costs and expenses was financed by a $30.0 million mortgage loan, $4.5 million of borrowings under the Company's line of credit, with the balance of $5.9 million funded by cash of the Company.



CROWN AMERICAN REALTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002, AND

FOR THE YEAR ENDED DECEMBER 31, 2001

(UNAUDITED)

On June 7, 2002, the Company completed a public offering of 5,000,000 of its common shares of beneficial interest at a public offering price of $8.75 per share. In addition, on June 20, 2002, the Company sold another 750,000 common shares at $8.75 per share with respect to the underwriters' over-allotment option. The net proceeds to the Company (after deducting underwriting discounts and expenses) of the common offering was approximately $47.2 million. The proceeds from the offering were used to pay down the Company's line of credit.

On September 23, 2002, the Company acquired Valley View Mall, an enclosed regional mall located in LaCrosse, Wisconsin, from The Equitable Life Assurance Society of the United States. The purchase price, excluding closing costs and expenses, was $49.92 million and was financed by a $37.0 million mortgage loan and by $13.0 million of borrowings under the Company's line of credit.

On November 19, 2002, the Company acquired Wiregrass Commons Mall, an enclosed regional mall located in Dothan, Alabama, from Metropolitan Life Insurance Company. The purchase also included 60 acres of adjacent vacant land. The purchase price, excluding closing costs and expenses, was $40.25 million and was financed by a $30.0 mortgage loan, $4.5 million of borrowings under the Company's line of credit, and the balance from cash.

The unaudited pro forma condensed statement of operations for the nine month period ended September 30, 2002 is presented as if the public offering of common stock and the acquisition of the properties purchased on September 23, 2002 and November 19, 2002 had occurred on January 1, 2002. The unaudited pro forma condensed statement of operations for the year ended December 31, 2001, is presented as if the public offering of common stock and the acquisition of the properties purchased on September 23, 2002 and November 19, 2002 had occurred on January 1, 2001.

Pro forma information is based upon the historical consolidated results of operations of the Company for the nine month period ended September 30, 2002 and for the year ended December 31, 2001, giving effect to the transactions described above. The pro forma condensed consolidated statements of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Crown American Realty Trust Forms 10-K and 10-Q for the year ended December 31, 2001 and the nine month period ended September 30, 2002, respectively.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.




CROWN AMERICAN REALTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

		Acquired
		Properties
	Company	and Common	Company
	Historical	Offering	Pro Forma
	(Note A)	(Note B)

Rental operations:
Revenues:
Minimum rent	$85,678	$6,995	$92,673
Percentage rent	4,318	26	4,344
Property operating cost recoveries	26,902	3,767	30,669
Temporary and promotional leasing	6,439	321	6,760
Utility redistribution income	10,610	-	10,610
Miscellaneous income	1,508	206	1,714
	135,455	11,315	146,770

Property Operating Costs:
Property operating costs before utility redistribution,
depreciation and interest	40,770	4,353	45,123
Utility redistribution costs	8,513	-	8,513
Depreciation and amortization	33,774	3,270	37,044
	83,057	7,623	90,680

Revenues in Excess of Property Expenses	52,398	3,692	56,090

Other expenses and income:
General and administrative	(4,299)	-	(4,299)
Interest expense, net	(38,478)	(1,678)	(40,156)
Gain on sale of outparcel land	94	-	94

Income before minority interest in Operating Partnership	9,715	2,014	11,729
Minority interest in Operating Partnership	(4,150)	687	(3,463)
Net Income	5,565	2,701	8,266
Dividends on preferred shares	(10,209)	-	(10,209)
Net (loss) income applicable to common shares	$(4,644)	$2,701	$(1,943)

Net Loss Per Share of Common Stock	$(0.16)		$(0.06)

Weighted Average Shares Outstanding	28,625		32,007
			(Note C)

See accompanying notes to the unaudited Pro Forma Condensed Consolidated Statement of Operations.



CROWN AMERICAN REALTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2002

(DOLLARS IN THOUSANDS)

(UNAUDITED)

Note A - Company Historical Information

Reflects Crown American Realty Trust's historical consolidated statement of operations for the period January 1, 2002 to September 30, 2002. In accordance with the guidelines established by the Securities and Exchange Commission for such pro forma reporting, all extraordinary items and income or losses from discontinued operations have been excluded from the reported results.

The historical amounts have been adjusted to eliminate the amounts for Valley View Mall for the period from September 23, 2002 to September 30, 2002 which are included in the Company's historical results. A full nine-month period has been reflected in the Acquired Property column for the two acquisition properties.

Note B - Acquired Properties and Common Offering

Reflects revenues and expenses of the properties acquired on September 23, 2002 and November 19, 2002 for the nine months ended September 30, 2002 and the common stock offering on June 7, 2002 with over-allotment options issued on June 20, 2002, as if all were consummated on January 1, 2002, as follows:



	Wiregrass	Valley	Common
	Commons	View	Offering	Total

Minimum Rent	$ 2,907	$ 4,088		$ 6,995
Percentage Rent	6	20		26
Property operating cost recoveries	1,456	2,311		3,767
Temporary and promotional leasing	157	164		321
Miscellaneous income	97	109		206
Operating expenses	1,713	2,640		4,353
Interest (1)	1,053	2,075	(1,450)	1,678
Depreciation and amortization (2)	1,434	1,836		3,270



(1) Reflects interest expense on $17.5 million borrowed for the two acquisitions under the Company's line of credit, at a rate of LIBOR plus 2.25%; also reflects interest expense on a $30.0 million floating rate mortgage loan on Wiregrass Commons Mall bearing interest at LIBOR plus 2.00%; and interest expense on a $37.0 million seven-year fixed rate mortgage loan on Valley View Mall bearing interest at 6.15%.

Interest expense has been reduced by $1.5 million to reflect the use on a pro forma basis of the $47.2 million in net proceeds from the June, 2002 common stock offering to reduce the Company's line of credit as of January 1, 2002. The line of credit bears interest at the rate of LIBOR + 2.25%.

(2) Reflects depreciation expense on the purchase price of the related acquisitions, including depreciation on various building components based on their estimated remaining lives ranging from 5 to 25 years, amortization on tenant allowances and deferred leasing costs, amortized over the remaining term of the respective lease(s); and depreciation on furniture, fixtures and equipment, over lives ranging from 3 to 7 years.

Note C - Weighted Average Shares Outstanding

Based upon 5,750,000 shares sold in the June 2002 common stock offering, 35,000 new shares issued under the Company's dividend reinvestment program, and 26,222,000 other common shares outstanding, for a total of 32,007,000 shares.



CROWN AMERICAN REALTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

		Acquired
		Properties
	Company	and Common	Company
	Historical	Offering	Pro Forma
	Note A	Note B

Rental operations:
Revenues:
Minimum rent	$113,441	$9,089	$122,530
Percentage rent	7,030	162	7,192
Property operating cost recoveries	35,135	4,828	39,963
Temporary and promotional leasing	10,911	675	11,586
Utility redistribution income	14,133	-	14,133
Miscellaneous income	2,230	145	2,375
	182,880	14,899	197,779

Property Operating Costs:
Property operating costs before utility redistribution,
depreciation and interest	54,211	5,638	59,849
Utility redistribution costs	10,769	-	10,769
Depreciation and amortization	48,451	4,360	52,811
	113,431	9,998	123,429

Revenues in Excess of Property Expenses	69,449	4,901	74,350

Other expenses and income:
General and administrative	(5,426)	-	(5,426)
Interest, net	(54,065)	(2,316)	(56,381)
Gain on sale of outparcel land	437	-	437

Income before minority interest in Operating Partnership	10,395	2,585	12,980
Minority interest in Operating Partnership	(4,999)	(676)	(5,675)
Net Income	5,396	1,909	7,305
Dividends on preferred shares	(13,613)	-	(13,613)
Net (loss) income applicable to common shares	$(8,217)	$1,909	$(6,308)

Net Loss Per Share of Common Stock	$(0.31)		$(0.20)

Weighted Average Shares Outstanding	26,208		31,958
			Note C

See accompanying notes to the unaudited Pro Forma Condensed Consolidated Statement of Operations.



CROWN AMERICAN REALTY TRUST

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

(DOLLARS IN THOUSANDS)

(UNAUDITED)

Note A - Company Historical Information

Reflects Crown American Realty Trust's historical consolidated statement of operations for the year ended December 31, 2001. In accordance with guidelines established by the Securities and Exchange Commission for pro forma reporting, income or loss from discontinued operations has been excluded from the results shown above.

Note B - Acquired Properties and Common Offering

Reflects revenues and expenses of the properties acquired on September 23, 2002 and November 19, 2002 for the year ended December 31, 2001 and the common stock offering on June 7, 2002 with over-allotment options issued on June 20, 2002, as if all were consummated on January 1, 2001, as follows:



	Wiregrass	Valley	Common
	Commons	View	Offering	Total

Minimum Rent	$ 3,852	$ 5,237		$ 9,089
Percentage Rent	77	85		162
Property operating cost recoveries	1,909	2,919		4,828
Temporary and promotional leasing	366	309		675
Miscellaneous income	106	39		145
Operating expenses	2,189	3,449		5,638
Interest (1)	2,185	3,133	(3,002)	2,316
Depreciation and Amortization (2)	1,912	2,448		4,360



(1) Reflects interest expense on $17.5 borrowed for the two acquisitions under the Company's line of credit, at a rate of LIBOR plus 2.25%; also reflects interest expense on a $30.0 million floating rate mortgage loan on Wiregrass Commons Mall bearing interest at LIBOR plus 2.00%; and interest expense on a $37.0 million seven-year fixed rate mortgage loan on Valley View Mall bearing interest at 6.15%.

Interest expense has been reduced by $3.0 million to reflect the use on a pro forma basis of the $47.2 million in net proceeds from the June, 2002 common stock offering to reduce the Company's line of credit as of January 1, 2001. The line of credit bears interest at the rate of LIBOR + 2.25%.

(2) Reflects depreciation expense on the purchase price of the related acquisitions, including depreciation on various building components based on their estimated remaining lives ranging from 5 to 25 years, amortization on tenant allowances and deferred leasing costs, amortized over the remaining term of the respective lease(s); and depreciation on furniture, fixtures and equipment, over lives ranging from 3 to 7 years.

Note C - Weighted Average Shares Outstanding

Based upon 5,750,000 shares sold in the June 2002 common stock offering and 26,208,000 shares outstanding during 2001, for a total of 31,958,000 average shares outstanding.

CROWN AMERICAN REALTY TRUST

ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT

OF TAXABLE NET OPERATING INCOME AND

OPERATING FUNDS AVAILABLE

(DOLLARS IN THOUSANDS)

(UNAUDITED)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the year ended December 31, 2001. The pro forma statement is based on the Company's historical operating results for the twelve month period ended December 31, 2001 adjusted for the effects of the Company's acquisition of the Properties purchased on September 23, 2002 and November 19, 2002, and for the effects of the common stock offering of 5.75 million shares in June 2002. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the pro forma condensed financial statements of the Company.

Estimate of Taxable Net Operating Income
Company historical net income before minority interest, exclusive of depreciation
and amortization (Note 1)	$ 58,846

Properties acquired on September 23, 2002 and November 19, 2002 - historical earnings from operations before minority interest, as adjusted, exclusive of depreciation and
amortization (Note 2)	6,945

Estimated 2001 tax depreciation and amortization and other differences (Note 3):
2001 tax depreciation and amortization	(38,480)
Pro forma tax depreciation for Properties acquired during 2002	(1,949)
Other book to tax differences	4,358

Pro forma taxable income before allocation to minority interest and dividends deduction	29,720
Estimated allocation to minority interest (Note 4)	(9,885)
Estimated dividends deduction (Note 5)	(48,715)
Pro forma taxable net operating loss	$ (28,880)

Pro forma taxable net operating income	$ 0

Estimate of Operating Funds Available
Pro forma taxable income before allocation to minority interest and dividends deduction	$ 29,720
Add pro forma depreciation	52,811

Estimated pro forma operating funds available (Note 6)	$ 82,531

CROWN AMERICAN REALTY TRUST

ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT OF

TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE

(UNAUDITED)
Note 1

The historical earnings from operations represent the Company's earnings from operations before minority interest (exclusive of depreciation and amortization) for the twelve months ended December 31, 2001 as reflected in the Company's historical financial statement.

Note 2

The historical earnings from operations for the Properties acquired on September 23, 2002 and November 19, 2002 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 2001 included elsewhere herein. The earnings have also been adjusted for the interest effects of the common share offering completed in June 2002.

Note 3

Tax depreciation for the Company is based upon the Company's tax basis in the Properties. The costs are generally depreciated for tax purposes on a straight-line method over a 40-year life. Other book to tax differences represent such amounts as shown in the Company's federal tax return for 2001.

Note 4	Estimated allocation of taxable income to minority interests is based on the minority interest calculation from the 2001 tax return.

Note 5

Estimated dividends deduction is based on 41,914,000 pro forma common shares outstanding at the dividend rate of $0.8375 per share. It also includes dividends on 2,475,000 preferred shares at a rate of $5.50 per share.

Note 6

Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CROWN AMERICAN REALTY TRUST

Date: January 30, 2003	/s/ Mark E. Pasquerilla
Mark E. Pasquerilla
Chairman, Chief Executive Officer and President

CROWN AMERICAN REALTY TRUST

Date: January 30, 2003	/s/ Terry L. Stevens
Terry L. Stevens
Executive Vice President and Chief Financial Officer

CROWN AMERICAN REALTY TRUST

Date: January 30, 2003	/s/ John A. Washko
John A. Washko
Vice President and Chief Accounting Officer